Nature of Operations (Details) - USD ($)	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Nature of Operations (Textual)
Cash	$ 6,166,000	$ 7,520,000
Working capital	4,800,000
Accumulated deficit	$ (16,969,000)	$ (14,334,000)
Cash fund, description	The Company’s current cash is sufficient to fund operations for at least the next 12 months because the Company extended the maturity date of $3.4 million of principal and interest on the SalvaRx Notes to 2021 and can defer discretionary research and development and cash compensation by approximately $1.4 million.